Exhibit 99.1

RESIN SYSTEMS INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Resin Systems Inc. (the "Company") on Form 20-F for the period ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg Pendura, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Greg Pendura

Greg Pendura

President and CEO

(Principal Executive Officer)

February 27, 2003

Exhibit 99.1

RESIN SYSTEMS INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Resin Systems Inc. (the "Company") on Form 20-F for the period ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith Gerrard, Controller (Principal Financial and Accounting Officer) of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Keith Gerrard

Keith Gerrard

Controller

(Principal Financial

and Accounting Officer)

February 27, 2003